Exhibit 10.1

SECOND AMENDMENT

to

LOAN AGREEMENT

between

U.S. BANK NATIONAL ASSOCIATION

and

FIRST MIDWEST BANCORP, INC.

Dated as of September 26, 2018

Loan Agreement Date: September 27, 2016

SECOND AMENDMENT TO

LOAN AGREEMENT

This SECOND AMENDMENT TO LOAN AGREEMENT (this "Second Amendment") is dated as of September 26, 2018, and is made by and between FIRST MIDWEST BANCORP, INC., a Delaware corporation ("Borrower"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association ("Lender").

RECITALS

A.        Borrower is a bank holding company that owns 100% of the issued and outstanding capital stock of FIRST MIDWEST BANK, an Illinois banking corporation that is a member of the Federal Reserve System and that maintains its principal banking offices in Chicago, Illinois.

B.        Borrower and Lender are party to a Loan Agreement dated as of September 27, 2016 (as previously amended pursuant to a First Amendment to Loan Agreement dated as of September 26, 2017, the "Original Agreement").

C.        The parties hereto desire to amend and modify the Original Agreement in accordance with the terms and subject to the conditions set forth in this Second Amendment.

D.        Capitalized terms not otherwise defined in this Second Amendment shall have the meanings respectively ascribed to them in the Original Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements herein contained, the parties hereto hereby agree as follows:

AGREEMENT

SECTION 1. AMENDMENTS TO THE ORIGINAL AGREEMENT.

1.1       Definitions (Section 1.1). The definition of the term "Maturity Date" set forth in Section 1.1 of the Original Agreement shall be amended in its entirety to read as follows:

"Maturity Date" means September 26, 2019.

1.2      The Loan (Section 2.1). The penultimate sentence of Section 2.1 of the Original Agreement is hereby amended in its entirety to read as follows:

“Notwithstanding the foregoing, Borrower shall maintain a principal balance of $0.00 (zero) outstanding under the Loan for a period of at least 30 consecutive calendar days during the twelve (12) month period from September 27 through and including the following September 26.”

SECTION 2. REPRESENTATIONS AND WARRANTIES.  Borrower hereby represents and warrants to Lender as of the date hereof as follows:

(i)         No Event of Default or Unmatured Event of Default has occurred and is continuing, and no Event of Default or Unmatured Event of Default would result from the amendments contemplated hereby.

(ii)       The execution, delivery and performance by Borrower of this Second Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by any Person (including any Governmental Agency) in order to be effective and enforceable.

(iii)      This Second Amendment and the other Transaction Documents (as amended by this Second Amendment) constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or other laws relating to or limiting creditors' rights or equitable principles generally.

(iv)       All of the representations and warranties of Borrower in the Original Agreement are true and correct in all material respects.

SECTION 3. ADDITIONAL TERMS.

3.1       Acknowledgement of Indebtedness under Agreement. Borrower acknowledges and confirms that, as of the date hereof, Borrower is indebted to Lender, without setoff or counterclaim, in the aggregate principal amount of ZERO Dollars under the Original Agreement.

3.2       The Agreement. On and after the Effective Date: (i) each reference in the Original Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the Original Agreement as amended hereby, (b) each reference to the Original Agreement in all Transaction Documents shall mean and be a reference to the Original Agreement, as amended hereby, and (c) this Second Amendment shall be deemed a "Transaction Document" for the purposes of the Original Agreement.

3.3       Second Amendment and Original Agreement to be Read Together. This Second Amendment supplements and is hereby made a part of the Original Agreement, and the Original Agreement and this Second Amendment shall from and after the Effective Date be read together and shall constitute one agreement. Except as otherwise set forth herein, the Original Agreement shall remain in full force and effect.

3.4       Additional Acknowledgements and Covenants of Borrower. Borrower acknowledges that (i) it has been advised by counsel of its choice of law with respect to this Second Amendment, the Original Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby, (ii) any waiver of Borrower set forth herein has been knowingly and voluntarily made, and (iii) the obligations of Lender hereunder shall be strictly construed and shall be expressly subject to Borrower's compliance in all respects with the terms and conditions of the Original Agreement. Borrower agrees to reimburse Lender for all reasonable out-of-pocket costs, fees and expenses incurred by Lender, or for which Lender has become obligated, in connection with the preparation, negotiation and consummation of this Second Amendment, including but not limited to, reasonable attorneys' fees and expenses.

3.5       No Waiver. The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any Event of Default (including without limitation any unknown or undisclosed Event of Default existing on the date hereof), nor operate as a waiver of any right, power or remedy of Lender (including without limitation any rights, powers or remedies of Lender with respect to any unknown or undisclosed Event of Default existing on the date hereof other than the Identified Default), nor constitute a waiver of, or consent to any departure from, any provision of the Original Agreement, or any of the other Transaction Documents except to the extent the Original Agreement is expressly amended by this Second Amendment.

3.6       No Novation. The terms and conditions of the Original Agreement are amended as set forth in this Second Amendment. It is expressly understood and acknowledged that nothing in this Second Amendment shall be deemed to cause or otherwise give rise to a novation of the indebtedness contemplated in the agreement. All "Borrower's Liabilities" under the Original Agreement shall in all respects be continuing and this Second Amendment shall not be deemed to evidence or result in a novation or repayment and re-borrowing of such "Borrower's Liabilities."

SECTION 4.  CONDITIONS PRECEDENT.   The amendment(s) set forth in SECTION 1 above and the waiver contemplated in SECTION 3 above shall become effective as of the date (the "Effective Date") on which each of the following conditions shall have been satisfied: (i) Lender shall have received a fully executed Second Amendment; (ii) Lender shall have received payment from Borrower, in immediately available funds, of an amount sufficient to reimburse Lender for all reasonable out-of-pocket costs, fees and expenses incurred by Lender, or for which Lender has become obligated, in connection with the preparation, negotiation and consummation of this Second Amendment (including the applicable facility fee and any outstanding unused fee), including but not limited to, reasonable attorneys' fees and expenses, in each case, to the extent that the Borrower has been presented an invoice;  and (iii) a copy, certified  by the Secretary or Assistant Secretary of Borrower, of its Board of Directors' resolutions authorizing the execution, delivery, and performance, respectively, of the Original  Agreement and any other documents to be executed, delivered, or performed in connection therewith.

SECTION 5.   Intentionally Omitted

SECTION 6.  Miscellaneous.  This Second Amendment may be executed by facsimile and in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Second Amendment by signing any such counterpart. This Second Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

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EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS SECOND AMENDMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS, OR ANY OTHER STATEMENTS OR ACTIONS OF BORROWER OR LENDER. BORROWER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS SECOND AMENDMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS DISCUSSED THIS WAIVER WITH SUCH LEGAL COUNSEL. BORROWER FURTHER ACKNOWLEDGES THAT (a) IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER, (b) THIS WAIVER HAS BEEN REVIEWED BY BORROWER AND BORROWER'S COUNSEL AND IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THIS SECOND AMENDMENT AND THE TRANSACTION DOCUMENTS, AND (c) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the day and year first above written.

FIRST MIDWEST BANCORP, INC.

By:	/s/ Patrick S. Barrett
Name: Patrick S. Barrett
Title: Executive Vice President and Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Peter Caligiuri
Name: Peter Caligiuri
Title: Senior Vice President